UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Microsoft Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Persons who are to respond to the collection of information contained in this form are not

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One Microsoft Way Redmond, WA 98052

PLEASE VOTE YOUR PROXY TODAY

November 21, 2019

Dear Shareholder,

According to our latest records, we have not received your voting instructions for the Annual Shareholders Meeting of Microsoft Corporation to be held on December 4, 2019. Your vote is extremely important, no matter how many shares you hold.

For the reasons set forth in the proxy statement, dated October 16, 2019, the Board of Directors recommends that you vote “FOR” Proposals 1, 2 and 3 and “AGAINST” Proposals 4 and 5. Please vote via the internet or phone as soon as possible or alternatively, please sign, date, and return the enclosed proxy card.

If you need assistance voting your Microsoft shares, please call D.F. King toll-free at (866) 388-7452 or collect at (212) 269-5550. On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerely,
Dev Stahlkopf Secretary

THREE EASY WAYS TO VOTE

C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR code above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MSFT19

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85124-P28693	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MICROSOFT CORPORATION
The Board of Directors recommends a vote “FOR” EACH OF THE FOLLOWING NOMINEES, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “AGAINST” PROPOSAL 4 and “AGAINST” PROPOSAL 5.

1.	Election of Directors: (The Board recommends a vote FOR each nominee)		For	Against	Abstain

	01.	William H. Gates lll	☐	☐	☐

	02.	Reid G. Hoffman	☐	☐	☐				For	Against	Abstain

	03.	Hugh F. Johnston	☐	☐	☐		10.	John W. Stanton	☐	☐	☐

	04.	Teri L. List-Stoll	☐	☐	☐		11.	John W. Thompson	☐	☐	☐

	05.	Satya Nadella	☐	☐	☐		12.	Emma Walmsley	☐	☐	☐

	06.	Sandra E. Peterson	☐	☐	☐		13.	Padmasree Warrior	☐	☐	☐

	07.	Penny S. Pritzker	☐	☐	☐	2.	Advisory vote to approve named executive officer compensation (The Board recommends a vote FOR this proposal)		☐	☐	☐

	08.	Charles W. Scharf	☐	☐	☐	3.	Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2020 (The Board recommends a vote FOR this proposal)		☐	☐	☐

	09.	Arne M. Sorenson	☐	☐	☐	4.	Shareholder Proposal - Report on Employee Representation on Board of Directors (The Board recommends a vote AGAINST this proposal)		☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.					☐	5.	Shareholder Proposal - Report on Gender Pay Gap (The Board recommends a vote AGAINST this proposal)		☐	☐	☐

Note:		Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Shareholders Meeting Information:

www.virtualshareholdermeeting.com/MSFT19

Date: December 4, 2019
Time: 8:00 AM PT

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E85125-P28693

MICROSOFT CORPORATION
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints JOHN W. THOMPSON and SATYA NADELLA, and each of them, with full power of substitution, as proxies to vote all the shares the undersigned is entitled to vote at the Annual Shareholders Meeting of the Company to be held virtually December 4, 2019 at 8:00 a.m. Pacific Time and at any adjournments thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof in accordance with and as described in the Notice and Proxy Statement of the Annual Shareholders Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made as to any item, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholders Meeting to Be Held on December 4, 2019.

                     C/O PROXY SERVICES

                     P.O.  BOX 9163

                     FARMINGDALE, NY 11735

Meeting Information
Meeting Type: Annual Meeting
For holders as of: October 8, 2019
Date: December 4, 2019 Time: 8:00 a.m. PT

Virtual Meeting:	Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/MSFT19.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/MSFT19 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

    Before You Vote

     How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before November 20, 2019 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/MSFT19. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Items

The Board of Directors recommends a vote “FOR” EACH OF THE FOLLOWING NOMINEES, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “AGAINST” PROPOSAL 4 and “AGAINST” PROPOSAL 5.

1. Election of Directors: (The Board recommends a vote FOR each nominee)		For	Against	Abstain			For	Against	Abstain

01.	William H. Gates III	☐	☐	☐	2.	Advisory vote to approve named executive officer compensation (The Board recommends a vote FOR this proposal)	☐	☐	☐
02.	Reid G. Hoffman	☐	☐	☐
03.	Hugh F. Johnston	☐	☐	☐	3.	Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2020 (The Board recommends a vote FOR this proposal)	☐	☐	☐
04.	Teri L. List-Stoll	☐	☐	☐
05.	Satya Nadella	☐	☐	☐	4.	Shareholder Proposal - Report on Employee Representation on Board of Directors (The Board recommends a vote AGAINST this proposal)	☐	☐	☐
06.	Sandra E. Peterson	☐	☐	☐
07.	Penny S. Pritzker	☐	☐	☐	5.	Shareholder Proposal - Report on Gender Pay Gap (The Board recommends a vote AGAINST this proposal)	☐	☐	☐
08.	Charles W. Scharf	☐	☐	☐
09.	Arne M. Sorenson	☐	☐	☐
10.	John W. Stanton	☐	☐	☐
11.	John W. Thompson	☐	☐	☐
12.	Emma Walmsley	☐	☐	☐
13.	Padmasree Warrior	☐	☐	☐

Non-Voting Items
Change of Address/Comments Please print new address or comments in the box below.

MICROSOFT CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints JOHN W. THOMPSON and SATYA NADELLA, and each of them, with full power of substitution, as proxies to vote all the shares the undersigned is entitled to vote at the Annual Shareholders Meeting of the Company to be held virtually December 4, 2019 at 8:00 a.m. Pacific Time and at any adjournments thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof in accordance with and as described in the Notice and Proxy Statement of the Annual Shareholders Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made as to any item, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Authorized Signatures - This section must be completed for your instructions to be executed.

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

/ /
Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)